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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               COTELLIGENT, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 ^^         ^^
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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                               COTELLIGENT, INC.
                       101 CALIFORNIA STREET, SUITE 2050
                        SAN FRANCISCO, CALIFORNIA 94111




                                  May 17, 2001


To the Stockholders:

  The enclosed Proxy Statement Supplement is being sent to you because an ADDITIONAL PROPOSAL to elect one director will be considered at the Company's upcoming Annual Meeting. It is important that you review the enclosed supplemental material. The enclosed Blue Proxy Card REPLACES the White Proxy Card previously sent to you. Your vote will only be counted at the Annual Meeting if you fill in, date and sign the enclosed Blue Proxy Card and return it promptly in the enclosed return envelope.


                              Very truly yours,

                              James R. Lavelle
                              Chairman of the Board and
                              Chief Executive Officer
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                               COTELLIGENT, INC.
                       101 CALIFORNIA STREET, SUITE 2050
                        SAN FRANCISCO, CALIFORNIA 94111


                REVISED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2001

To the Stockholders:

  The Annual Meeting of Stockholders of Cotelligent, Inc. ("Cotelligent" or the "Company") will be held at the Hyatt Regency in San Francisco, California on the 12th day of June at 9:00 a.m., Pacific Daylight Savings Time. THIS REVISED NOTICE OF THE COMPANY'S ANNUAL MEETING IS BEING SENT TO YOU BECAUSE THE COMPANY HAS INCLUDED AN ADDITIONAL PROPOSAL (SET FORTH IN PARAGRAPH 3 BELOW) TO BE CONSIDERED BY THE COMPANY'S STOCKHOLDERS AT THE ANNUAL MEETING. This revised notice supercedes in all respects the notice dated April 30, 2001 previously sent to you. The Annual Meeting will be held for the following purposes:

          1. To approve an amendment to the Company's Certificate of Incorporation which will effect a reverse stock split of the Company's common stock (such split to combine a number of outstanding shares of common stock of up to four (4) into one (1) share of common stock) upon a determination by the Board of Directors that such a reverse stock split is advisable, and authorizing the Board of Directors to select, in its discretion, the split ratio within the range specified above and file such amendment.

          2. To consider and act on the appointment of Arthur Andersen LLP as the Company's independent certified public accountants.

          3. To elect one Director, to serve for the term specified in the attached proxy statement supplement or until his successor is elected or qualified.

          4. To transact such other business as may properly come before the meeting or any adjournments thereof.


  Only stockholders of record as of the close of business on April 24, 2001 are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, 101 California Street, Suite 2050, San Francisco, California 94111.

                              By Order of the Board of Directors



                              Curtis J. Parker
                              Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary

San Francisco, California
May 17, 2001

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED BLUE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE BLUE PROXY CARD REPLACES THE WHITE PROXY CARD PREVIOUSLY SENT TO YOU. PROXIES GRANTED BY THE WHITE PROXY CARD WILL NOT BE COUNTED AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK PERSONALLY EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.
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                               COTELLIGENT, INC.
                       101 CALIFORNIA STREET, SUITE 2050
                        SAN FRANCISCO, CALIFORNIA 94111

                               ----------------

                           PROXY STATEMENT SUPPLEMENT

                               ----------------

  This Proxy Statement Supplement provides additional information with respect to the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of Cotelligent, Inc., a Delaware corporation (the "Company" or "Cotelligent"), to be held at the Hyatt Regency in San Francisco, California on the 12th day of June, 2001, at 9:00 a.m., Pacific Daylight Savings Time, and at any adjournment thereof.

  The Proxy Statement, dated April 30, 2001 (the "Proxy Statement"), the Company's Annual Report for the nine-month transition period ended December 31, 2000 and a proxy card (the "White Proxy Card") were mailed on or about April 30, 2001, to all stockholders entitled to vote at the Annual Meeting. This Supplement and the enclosed blue proxy card (the "Blue Proxy Card") are being mailed on or about May 17, 2001 to all stockholders entitled to vote at the Annual Meeting. Stockholders are asked to execute and return the enclosed Blue Proxy Card. THE BLUE PROXY CARD BEING SENT TO YOU REPLACES THE WHITE PROXY CARD AND PROXIES GRANTED ON THE WHITE PROXY CARD WILL NOT BE COUNTED AT THE ANNUAL MEETING. ANY VOTES CAST OVER THE INTERNET OR BY TELEPHONE PRIOR TO THE DATE OF THIS PROXY STATEMENT SUPPLEMENT WILL NOT BE COUNTED. IF YOU HAVE ALREADY VOTED OVER THE INTERNET OR BY TELEPHONE, WE REQUEST THAT YOU REVOTE IN SUCH MANNER PRIOR TO THE ANNUAL MEETING.

  Each proxy executed and returned by a stockholder may be revoked at any time thereafter by written notice to that effect to the Company, attention of the Assistant Secretary, before the Annual Meeting, or to the Assistant Secretary or the Inspector of Election at the Annual Meeting, or by execution and return of a later-dated proxy, except as to any matter voted upon before such revocation.

  The purpose of this Proxy Statement Supplement is to consider and approve the following additional matter:

  . To elect one Director, to serve for the term specified in the attached proxy statement supplement or until his successor is elected or qualified.

  Proxies will be voted in accordance with the specifications made and, where no specifications are given, such proxies will be voted FOR the proposals specified in the Proxy Statement and this Proxy Statement Supplement.

  Except as specifically amended or supplemented by the information contained in this Proxy Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or at the Annual Meeting.

  Assuming a quorum, the nominees receiving a plurality of the votes of the shares of the Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the election of the director will be elected as a director.

  With regard to the election of the director, only shares that are voted in favor of the director nominee will be counted towards the achievement of a plurality. Votes that are withheld and broker non-votes, if any, will have no effect on the outcome of the election of the director.

                                       2
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                              ELECTION OF DIRECTOR

  The number of directors on the Board of Directors is currently fixed at nine. Pursuant to the Company's Certificate of Incorporation and By-laws, the Board of Directors is divided into three classes, Class I, Class II and Class III, serving staggered three-year terms. One class of directors is elected at each annual meeting of stockholders to serve for the following three years.
Currently there are three Class I directors whose terms expire in 2002, two Class II directors whose terms expire in 2003 and one Class III director whose term will expire at the Annual Meeting. Mr. Green, the only Class III director, is not standing for reelection and will resign as a director effective immediately prior to this Annual Meeting. The Company's Certificate of Incorporation provides that the classes of directors shall be as nearly equal in number as possible. As part of the Company's effort to create a balanced board, Anthony M. Frank, a director whose term expires in 2003, has decided to resign as a director of the Company effective immediately prior to the Annual Meeting. Contingent on his resignation as a Class II director, Mr. Frank has been nominated as a Class III director to serve for a term expiring at the Annual Meeting in 2004, or until his successor has been duly elected and qualified.

  The Company's Executive Committee of the Board of Directors is searching for appropriate persons to fill the remaining director vacancies. If such person(s) are identified and elected by the Board of Directors in between annual meetings, it is the Company's intention to have such placed before the stockholders for election at the immediately following annual meeting. The persons named as proxies in the accompanying proxy, or their substitutes, will vote for such nominee at the Annual Meeting. If, for any reason not currently known, the nominee is not available for election, another person or persons who may be nominated will be voted for in the discretion of the proxy holders.

  The following sets forth information concerning the nominee for election to the Board of Directors, including his name, age, principal occupation or employment during at least the past five years and the period during which such person has served as a director of the Company.


                 NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS
         FOR A THREE YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2004:

  Anthony M. Frank is 69 years old and is a director of the Company. He joined the Company in that capacity in March 1993. In September 1994 Mr. Frank became co-founding General Partner and Chairman of Belvedere Capital Partners, the general partner of the California Community Financial Institutions Fund the primary purpose of which is investing in California community banks. From 1992 to 1994, Mr. Frank was an independent financial consultant and venture capitalist. From March 1988 to March 1992, Mr. Frank served as the Postmaster General of the United States. From 1971 until 1988, he served as Chairman and Chief Executive Officer of First Nationwide Bank. Mr. Frank is a graduate of Dartmouth College and was an overseer of the Tuck School of Business. He is also a director of several companies, including The Charles Schwab Corporation, Crescent Real Estate Equities Ltd., General American Investors, Temple Inland Corporation, and Bedford Properties Investors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ANTHONY M. FRANK AS A DIRECTOR OF THE COMPANY.


                               PROCEDURAL MATTERS

WHETHER OR NOT YOU HAVE RETURNED THE WHITE PROXY CARD PREVIOUSLY SOLICITED AND WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD WHICH REPLACES THE WHITE PROXY CARD AS SOON AS POSSIBLE.

  Any proxy granted by executing the White Proxy Card previously distributed with the Proxy Statement is hereby considered revoked. The enclosed Blue Proxy Card is and will be considered a replacement for the White Proxy Card.

                                       3
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                                 OTHER BUSINESS

  In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. Management of the Company is not aware of any other matters to be presented for action at the meeting.

                              By the order of the Board of Directors



                              Curtis J. Parker
                              Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary


San Francisco, California
May 17, 2001

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED BLUE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK PERSONALLY EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

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